UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 21, 2011

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
180 Marcus Blvd., Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 5.07     Submission of Matters to a Vote of Security Holders

On July 21, 2011, the following matters were voted upon and approved by Audiovox Corporation's (the “Company”) shareholders at the Company's Annual Meeting of Shareholders:

(1)	The election of nine members to the Board of Directors; and,

(2)	The ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending February 29, 2012.

(3)	A non-binding advisory vote to approve the Compensation paid by the Company to certain executive officers;

(4)	A non-binding advisory vote on the frequency with which the shareholders of the Company will be asked to approve the compensation paid by the Company to certain executive officers.

1.	Election of Directors:

Director's Name	Votes for	Votes withheld	Broker Non-Votes

Class A Directors:

Paul C. Kreuch, Jr.	12,700,942	2,091,209	4,832,258
Dennis F. McManus	12,666,922	2,125,229	4,832,258
Peter A. Lesser	12,752,165	2,039,986	4,832,258
Philip Christopher	12,881,241	1,910,910	4,832,258

Class A and B Directors:

John J. Shalam	31,946,979	5,454,712	4,832,258
Patrick M. Lavelle	31,982,395	5,419,296	4,832,258
Charles M. Stoehr	31,304,927	6,096,764	4,832,258
Ari M. Shalam	31,940,611	5,461,080	4,832,258
Fred S. Klipsch	35,525,969	1,875,722	4,832,258

2.	Ratification of the Appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending February 29, 2012:

Votes for	Votes Against	Votes Abstained
41,991,642	175,065	67,242

3.	Approval by Non-Binding Advisory Vote, to Approve the Compensation by the Company to Certain Executive Officers:

Votes for	Votes Against	Votes Abstained	Broker Non-Votes
36,946,556	419,586	35,549	4,832,258

4.	Approval, by a Non-Binding Advisory Vote, on Frequency of Say-On-Pay Vote:

Every Year	Every Other Year	Every Three Years	Absolutions
8,652,076	95,585	28,622,304	30,726

Accordingly, a plurality (the largest number) of votes cast in the advisory vote on the frequency of future “say-on-pay” votes was for such vote to occur “every three years”, supporting the Board's recommendation that an advisory say-on-pay stockholder vote be included in the Company's proxy statement for, and voted on by stockholders at, a meeting of stockholders every three years. No later than December 18, 2011, the Company will disclose by amendment to this Current Report on Form 8-K (pursuant to Item 5.07 (d) of Form 8-K) the decision of the Board of Directors in light of this advisory vote as to how frequently the Company will include a “say-on-pay” advisory stockholder vote in its future proxy materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATION (Registrant)

Date: July 22, 2011
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer